Exhibit 99.1

SHARE EXCHANGE AGREEMENT

by and among

ORGANETIX, INC.
a Delaware Corporation

and

KIDFITNESS, INC.
a New York Corporation

and

THOSE PERSONS LISTED AS EXCHANGING STOCKHOLDERS

Dated August 13, 2007

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (the “Agreement”), made and entered into this 13th day of August 2007 by and among Organetix, Inc., a Delaware corporation ("OGTX”), Kidfitness Inc., a New York Corporation (“Kid Fitness”), and those stockholders of Kid Fitness listed on Schedule A hereto (“Exchanging Stockholders”).

Premises

A. This Agreement provides for the acquisition of Kid Fitness by OGTX whereby Kid Fitness shall become a wholly owned subsidiary of OGTX and in connection therewith, the issuance of restricted shares of common stock of OGTX equal to 64% of the outstanding shares of common stock in exchange for 100% of the outstanding common stock of Kid Fitness and before the raising of a minimum of $7,000,000 and a maximum of $12,000,000 through the sale of equity at a price to be determined.

B. The boards of directors of Kid Fitness and OGTX have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.

NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:

ARTICLE I
REPRESENTATIONS, COVENANTS AND WARRANTIES OF
OGTX

As an inducement to and to obtain the reliance of Kid Fitness and the Exchanging Stockholders, OGTX represents and warrants as follows:

Secton 1.1  Organization. OGTX is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdictions in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. The OGTX public filings with the Securities and Exchange Commission contain current, complete and correct copies of the articles of incorporation, bylaws and amendments thereto of OGTX as in effect on the date hereof.
Secton 1.2  Authorization and Enforceability. OGTX has full power and authority to enter into and perform this Agreement and the other transaction documents contemplated herein, including, without limitation, the Employment Agreements and Promissory Notes (the “Operative Agreements”) in accordance with their terms, and the execution, delivery and performance of this Agreement and the Operative Agreements by OGTX have been duly authorized by the shareholders and Board of Directors of OGTX, no other corporate action on the part of OGTX or its shareholders being necessary. This Agreement and, at the time of execution, each of the Operative Agreements shall have been duly and validly executed and delivered by OGTX and constitutes, and upon the execution and delivery by OGTX of the Operative Agreements to which it is a party, each such Operative Agreement will constitute, the legal, valid and binding obligation of OGTX, enforceable against OGTX in accordance with its terms, (i) except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the Court before which any proceeding therefore may be brought.

Secton 1.3  No Violation of Laws or Agreements. None of the execution and delivery by OGTX of this Agreement or the Operative Agreements, the consummation of the transactions contemplated hereby or the compliance with or fulfillment of the terms, conditions and provisions hereof or thereof by OGTX will (a) contravene any provision of the certificate of incorporation or bylaws of OGTX, (b) conflict with, result in a breach of or constitute a default or an event of default (or an event that might, with the passage of time or the giving of notice or both, constitute a default) under any of the terms of or result in the termination or loss of any right (or give others the right to cause such a termination or loss) under, any license, indenture, mortgage or any other contract, agreement or instrument to which OGTX is a party or by which OGTX may be bound or affected, (c) violate any law or violate any judgment or order of any Governmental Authority to which OGTX is subject, (d) result in the creation or imposition of any liens or other encumbrances upon any of assets of OGTX or give to others any interests or rights therein or (e) result in the maturation or acceleration of any liability of OGTX (or give others the right to cause such a maturation or acceleration).

Secton 1.4  Capitalization. The authorized capitalization of OGTX consists of 150,000,000 common shares, $.0001 par value per share, and no preferred shares. As of the date hereof, OGTX has 71,199,112 common shares issued and outstanding. OGTX is presently a public reporting company listed on the OTC Bulletin Board under the symbol “OGTX.OB”, is up to date with all filings, and is fully compliant and in good standing. OGTX has no other securities, warrants or options authorized or issued.

All issued and outstanding shares are validly authorized, legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person.

Secton 1.5  Subsidiaries and Predecessor Corporations. OGTX does not have any subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

Secton 1.6  Options, Warrants, Etc. There are no outstanding (i) options, warrants, agreements or other rights for the acquisition of any of the unissued shares of the Company’s capital stock, (ii) securities or other obligations of OGTX which are convertible into or exchangeable for such shares or (iii) options, sale agreements, shareholders agreements, pledges, proxies, voting trusts, powers of attorney, restrictions on transfers or other agreements or instruments which relate to the ownership, voting or transfer of any of OGTX’s shares.

Secton 1.7  Claims, Litigation and Proceedings. There are no actions, suits, proceedings, audits, reviews, claims or investigations of any nature or kind whatsoever pending or, threatened by or against OGTX, affecting OGTX or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind. OGTX is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

Secton 1.8  Undisclosed Liabilities. OGTX does not have any debts, obligations or liabilities, absolute, fixed, contingent or otherwise, of any nature whatsoever, whether due or to become due (including unasserted claims), whether incurred directly or by any predecessor thereto, and whether arising out of any act, omission, transaction, circumstance, sale of goods or services, state of facts or other condition that occurred or existed on or before the Balance Sheet included in its Form 10QSB report for the quarterly period ended March 31, 2007 (the “OGTX Balance Sheet”), whether or not then known, due or payable, except: (a) those reflected or reserved against on the OGTX Balance Sheet in the amounts shown thereon, (b) those of the same nature as those set forth on the OGTX Balance Sheet that have arisen in the ordinary course of business of OGTX after the date of the OGTX Balance Sheet through the date hereof, and none of which, individually or in the aggregate, has or will have a material adverse effect on the business of OGTX, and none of which is a liability for breach of contract or warranty or has arisen out of tort, infringement, violation of law or a lawsuit or threat hereof.

Secton 1.9  Contracts; Compliance. Schedule 1.9, to be delivered within 14 days following the date hereof, sets forth a true, accurate and complete list of each OGTX Contract to which OGTX is a party. OGTX shall with such Schedule deliver to Kid Fitness true, accurate and complete copies of each of the OGTX Contracts. All OGTX Contracts have been duly authorized and delivered by OGTX, are in full force and effect and constitute the valid and binding obligations of each party thereto and are enforceable in accordance with their respective terms against each party thereto. As to the OGTX Contracts, there are no existing breaches or defaults by OGTX and, to OGTX’s knowledge, by any other party thereunder, and no event, act or omission has or, as a result of the consummation of the transactions contemplated hereby or by any Operative Agreement, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a material default thereunder, give cause for termination thereof or permit the acceleration of any obligation thereunder. As used herein, “OGTX Contract” means any agreement of any kind or nature whatsoever by which OGTX is bound, whether written or oral, and all amendments thereto, including, without limitation, any loan or credit agreement, note, bond, mortgage, letter of credit, indenture, understanding, lease, sublease, purchase order, arrangement, sales order or other agreement, distribution agreement, employment agreement, commitment, instrument, government approval, permit , concession, franchise, license or capital lease.

Secton 1.10  No Conflict With Other Instruments. The execution of this Agreement, the Operative Agreements and the consummation of the transactions contemplated by this Agreement and the Operative Agreements will not result in the breach of any term or provision of, or constitute an event of default under, any indenture, mortgage, deed of trust or other contract, agreement or instrument to which OGTX is a party or to which any of its properties or operations are subject.

Secton 1.11  Governmental Authorizations. OGTX has all licenses, franchises, permits or other governmental authorizations (collectively, “Permits”) legally required to enable OGTX to conduct its business as conducted on the date hereof. Such Permits are in full force and effect. OGTX has not received any notice from any governmental entity that it intends to cancel, revoke, terminate, suspend, or not renew any such Permit. OGTX is in compliance with all Permits. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by OGTX of this Agreement, the Operative Documents and the consummation of OGTX of the transactions contemplated hereby and thereby. OGTX is current with all of its reporting obligations of the Securities Exchange Act of 1934, as amended.

Secton 1.12  Books & Records. The books and records, financial and others, of OGTX are complete and correct and have been prepared and maintained in accordance with Generally Accepted Accounting Principles (“GAAP”) applied on a consistent basis throughout the periods involved.

Secton 1.13  Information. None of the representations or warranties of OGTX contained herein, none of the information contained in the Schedules referred to herein and none of the other information or documents furnished or to be furnished to Kid Fitness or any of their representatives by OGTX or its representatives pursuant to the terms of this Agreement, is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading.

Secton 1.14  Title and Related Matters. OGTX owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever (collectively, “Liens”) all of its assets, including, without limitation, procedures, techniques, marketing plans, business plans, methods of management or other information and assets utilized in connection with OGTX's business. No third party has any right to, and OGTX has not received any notice of infringement of or conflict with asserted rights of others with respect to any asset, product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights of OGTX.

Secton 1.15  Tax Matters. OGTX has timely filed when due all Tax Returns (defined below) that it was required to file. All Taxes (defined below) of OGTX (whether or not shown on any Tax Return) which have become due, or will become due, at any time on or prior to and including the date hereof have been or will on the date hereof be, duly paid or adequately reserved for (in accordance with generally accepted principles consistent with past practice). All Tax Returns are true, complete and correct and were made on a proper basis. OGTX has not executed or filed with the Internal Revenue Service or any other taxing authority, or is currently the beneficiary of, any agreement or other document abating, extending or having the effect of abating or extending the period for assessment or collection of, or waiving any statute of limitations in respect of, any Taxes. There are no Tax audits or investigations pending or, to the knowledge of the OGTX, threatened with respect to the OGTX. There is no Tax deficiency proposed or, to the knowledge of OGTX, threatened against OGTX and there has not been any question or issue raised by any taxing authority in connection with OGTX’s Tax Returns. No person currently holds, with respect to Tax Returns filed, powers of attorney from OGTX.

No claim has been made by an authority in a jurisdiction where OGTX does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Liens on any of the assets of OGTX that arose in connection with any failure (or alleged failure) to pay any Tax.

“Tax” means any federal, state, local, or foreign income, unincorporated business, gross receipts, license, payroll, employment, excise, severance, occupation, premium, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, water, sewer, assessment for improvements, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum or estimated tax, including any interest, penalty, or addition thereto, whether disputed or not and “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

Secton 1.16  Compliance with Applicable Laws; Permits. OGTX is not and has not in the past been in violation or breach of, and the business and operations of OGTX comply in all respects with, all governing federal, state, local or foreign laws, regulations and ordinances (collectively “Laws”).

Secton 1.17  Insurance. Schedule 1.17 to be delivered within 14 days of the date hereof sets forth all of the current insurance policies (including the names and addresses of the insurers, names of the persons to whom such policies have been issued, the expiration dates thereof, the annual premiums and payment terms thereof, whether it is a “claims made” or an “occurrence” policy and a brief description of the interests insured thereby) that insure the business of OGTX. All potential claims and/or potential losses have been reported to the appropriate insurance carrier.

Secton 1.18  Finder’s Fees. Neither OGTX nor any of its officers, directors or employees has employed any broker, finder or investment banker or incurred any liability for any brokerage fees, commissions or finder’s fees in connection with the transactions contemplated herein.

Secton 1.19  SEC Reports and Financial Statements. OGTX shall have delivered to Kid Fitness prior to the Closing a true and complete copy of each form, report, schedule, registration statement, definitive proxy statement and other document (together with all amendments thereof and supplements thereto) filled by OGTX with the Securities and Exchange Commission (the "SEC") since January 1, 2004 (as such documents have been amended or supplemented, the "OGTX SEC Reports"), which are all the documents OGTX was required to file with the SEC since such date. As of their respective dates, the OGTX SEC Reports (a) complied as to form in all material respects with the requirements of the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, as the case may be, and the respective rules and regulations promulgated thereunder, and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the OGTX SEC Reports (the " OGTX Financial Statements") complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as indicated therein or in notes thereto or as permitted by Form 10-QSB of the SEC) and fairly present the financial position of OGTX as at the respective dates thereof and the results of operations and cash flows for the respective periods then ended.

ARTICLE II
REPRESENTATIONS, COVENANTS AND WARRANTIES
OF KID FITNESS

As an inducement to, and to obtain the reliance of OGTX, Kid Fitness represents and warrants as follows:

Secton 2.1  Organization. Kid Fitness is a corporation duly organized, validly existing and in good standing under the laws of New York and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Schedule 2.1 to be delivered within 14 days of the date hereof shall contain complete and correct copies of the articles of incorporation, bylaws and amendments thereto of Kid Fitness as in effect on the date hereof.

Secton 2.2  Authorization and Enforceability. Kid Fitness has full power and authority to enter into and perform this Agreement and the Operative Agreements in accordance with their terms, and the execution, delivery and performance of this Agreement and the Operative Agreements by Kid Fitness have been duly authorized by the shareholders and Board of Directors of Kid Fitness, no other corporate action on the part of Kid Fitness or its shareholders being necessary. This Agreement and, at the time of execution, each of the Operative Agreements shall have been duly and validly executed and delivered by Kid Fitness and constitutes, and upon the execution and delivery by Kid Fitness of the Operative Agreements to which it is a party, such Operative Agreement will constitute, the legal, valid and binding obligation of Kid Fitness, enforceable against Kid Fitness in accordance with its terms, (i) except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the Court before which any proceeding therefore may be brought.

Secton 2.3  No Violation of Laws or Agreements. None of the execution and delivery by Kid Fitness of this Agreement or the Operative Agreements, the consummation of the transactions contemplated hereby or the compliance with or fulfillment of the terms, conditions and provisions hereof or thereof by Kid Fitness will (a) contravene any provision of the certificate of incorporation or bylaws of Kid Fitness, (b) conflict with, result in a breach of or constitute a default or an event of default (or an event that might, with the passage of time or the giving of notice or both, constitute a default) under any of the terms of or result in the termination or loss of any right (or give others the right to cause such a termination or loss) under, any license, indenture, mortgage or any other contract, agreement or instrument to which Kid Fitness is a party or by which Kid Fitness may be bound or affected, (c) violate any law or violate any judgment or order of any governmental authority to which Kid Fitness is subject, (d) result in the creation or imposition of any liens or other encumbrances upon any of assets of Kid Fitness or give to others any interests or rights therein or (e) result in the maturation or acceleration of any liability of Kid Fitness (or give others the right to cause such a maturation or acceleration).

Secton 2.4  Capitalization. The authorized capitalization of Kid Fitness consists of 200 shares of common stock without par value. As of the date of this Agreement, there are 100 shares of common stock issued and outstanding.

Secton 2.5  Subsidiaries. Kid Fitness does not have any subsidiaries and does not own, beneficially or of record, any shares of any other corporation.

Secton 2.6  Options, Warrants, Etc. There are no outstanding (i) options, warrants, agreements or other rights for the acquisition of any of the unissued shares of the Company’s capital stock, (ii) securities or other obligations of Kid Fitness which are convertible into or exchangeable for such shares or (iii) options, sale agreements, shareholders agreements, pledges ,proxies, voting trusts, powers of attorney, restrictions on transfers or other agreements or instruments which relate to the ownership, voting or transfer of any of Kid Fitness’ shares.

Secton 2.7  Claims, Litigation and Proceedings. Except as set forth on Schedule 2.7, there are no actions, suits, proceedings, audits, reviews, claims or investigations of any nature or kind whatsoever pending or threatened by or against Kid Fitness, affecting Kid Fitness or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind. Kid Fitness is not in default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

Secton 2.8  Undisclosed Liabilities. Kid Fitness does not have any debts, obligations or liabilities, absolute, fixed, contingent or otherwise, of any nature whatsoever, whether due or to become due (including unasserted claims), whether incurred directly or by any predecessor thereto, and whether arising out of any act, omission, transaction, circumstance, sale of goods or services, state of facts or other condition that occurred or existed on or before the Kid Fitness Balance Sheet dated December 31, 2006 (the “Kid Fitness Balance Sheet”), whether or not then known, due or payable, except: (a) those reflected or reserved against on the Kid Fitness Balance Sheet in the amounts shown thereon, (b) those of the same nature as those set forth on the Kid Fitness Balance Sheet that have arisen in the ordinary course of business of Kid Fitness after the date of the Kid Fitness Balance Sheet through the date hereof, and none of which, individually or in the aggregate, has or will have a material adverse effect on the business of Kid Fitness, and none of which is a liability for breach of contract or warranty or has arisen out of tort, infringement, violation of law or a lawsuit or threat hereof.

Secton 2.9  Contracts; Compliance. Schedule 2.9, to be delivered within 14 days following the date hereof, sets forth a true, accurate and complete list of each Kid Fitness Contract to which Kid Fitness is a party. Kid Fitness shall with such Schedule deliver to OGTX true, accurate and complete copies of each of the Kid Fitness Contracts. All Kid Fitness Contracts have been duly authorized and delivered by Kid Fitness, are in full force and effect and constitute the valid and binding obligations of each party thereto and are enforceable in accordance with their respective terms against each party thereto. As to the Kid Fitness Contracts, there are no existing breaches or defaults by Kid Fitness and to Kid Fitness’ knowledge, by any other party thereunder, and no event, act or omission has or, as a result of the consummation of the transactions contemplated hereby or any Operative Agreement, will occur which (with or without notice, lapse of time or the happening or occurrence of any other event) would result in a material default thereunder, give cause for termination thereof or permit the acceleration of any obligation thereunder. As used herein, “Kid Fitness Contract” means any agreement of any kind or nature whatsoever by which Kid Fitness is bound, whether written or oral, and all amendments thereto, including, without limitation, any loan or credit agreement, note, bond, mortgage, letter of credit, indenture, understanding, lease, sublease, purchase order, arrangement, sales order or other agreement, distribution agreement, employment agreement, commitment, instrument, government approval, permit, concession, franchise, license or capital lease.

Secton 2.10  No Conflict With Other Instruments. The execution of this Agreement, the Operative Agreements and the consummation of the transactions contemplated by this Agreement and the Operative Agreements will not result in the breach of any term or provision of, or constitute an event of default under, any indenture, mortgage, deed of trust or other contract, agreement or instrument to which Kid Fitness is a party or to which any of its properties or operations are subject.

Secton 2.11  Governmental Authorizations. Kid Fitness has all Permits legally required to enable Kid Fitness to conduct its business as conducted on the date hereof. Such Permits are in full force and effect. Kid Fitness has not received any notice from any governmental entity that it intends to cancel, revoke, terminate, suspend, or not renew any such Permit. Kid Fitness is in compliance with all Permits. No authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Kid Fitness of this Agreement, the Operative Documents and the consummation of Kid Fitness of the transactions contemplated hereby and thereby.

Secton 2.12  Books & Records. The books and records, financial and others, of Kid Fitness are complete and correct and have been prepared and maintained in accordance with Generally Accepted Accounting Principles applied on a consistent basis throughout the periods involved.

Secton 2.13  Information. None of the representations or warranties of Kid Fitness contained herein, none of the information contained in the Schedules referred to herein and none of the other information or documents furnished or to be furnished to OGTX or any of their representatives by Kid Fitness or its representatives pursuant to the terms of this Agreement, is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading.

Secton 2.14  Title and Related Matters. Kid Fitness owns free and clear of any Liens all of its assets, including, without limitation, procedures, techniques, marketing plans, business plans, methods of management or other information and assets utilized in connection with Kid Fitness’ business. No third party has any right to, and Kid Fitness has not received any notice of infringement of or conflict with asserted rights of others with respect to any asset, product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights of Kid Fitness.

Secton 2.15  Tax Matters. Kid Fitness has timely filed when due all Tax Returns that it was required to file. All Taxes of Kid Fitness (whether or not shown on any Tax Return) which have become due, or will become due, at any time on or prior to and including the date hereof have been or will on the date hereof be, duly paid or adequately reserved for (in accordance with generally accepted principles consistent with past practice). All Tax Returns are true, complete and correct and were made on a proper basis. Kid Fitness has not executed or filed with the Internal Revenue Service or any other taxing authority, or is currently the beneficiary of, any agreement or other document abating, extending or having the effect of abating or extending the period for assessment or collection of, or waiving any statute of limitations in respect of, any Taxes. There are no Tax audits or investigations pending or, to the knowledge of Kid Fitness, threatened with respect to Kid Fitness. There is no Tax deficiency proposed or, to the knowledge of Kid Fitness, threatened against Kid Fitness and there has not been any question or issue raised by any taxing authority in connection with Kid Fitness’s Tax Returns. No person currently holds, with respect to Tax Returns filed, powers of attorney from Kid Fitness.

No claim has been made by an authority in a jurisdiction where Kid Fitness does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Liens on any of the assets of Kid Fitness that arose in connection with any failure (or alleged failure) to pay any Tax.

Secton 2.16  Compliance with Applicable Laws; Permits. Kid Fitness is not and has not in the past been in violation or breach of, and the business and operations of Kid Fitness comply in all respects with, all Laws.

Secton 2.17  Insurance. Schedule 2.17 to be delivered within 14 days of the date hereof sets forth all of the current insurance policies (including the names and addresses of the insurers, names of the persons to whom such policies have been issued, the expiration dates thereof, the annual premiums and payment terms thereof, whether it is a “claims made” or an “occurrence” policy and a brief description of the interests insured thereby) that insure the business of Kid Fitness. All potential claims and/or potential losses have been reported to the appropriate insurance carrier.

Secton 2.18  Finder’s Fees. Neither Kid Fitness nor any of its officers, directors or employees has employed any broker, finder or investment banker or incurred any liability for any brokerage fees, commissions or finder’s fees in connection with the transactions contemplated herein.

ARTICLE III

EXCHANGE PROCEDURE AND OTHER CONSIDERATION

Section 3.1 Share Exchange/Delivery of Kid Fitness Securities. Upon due and complete execution by the Exchanging Stockholders of certain Subscription Agreements (“Subscription Agreements”) to be agreed between the Exchanging Stockholders and OGTX, the Kid Fitness Exchanging Stockholders will deliver 100% of the issued and outstanding shares of Kid Fitness Common Stock at the time of the Closing (which shall equal an aggregate of 100 shares) to OGTX and will relinquish all rights, title and interest to and in the Kid Fitness Common Stock held by them and receive 126,576,200 shares of OGTX common stock for each share of Kid Fitness Common Stock delivered with any resulting fractional figure being rounded up to a whole share accordingly.

Section 3.2 Transfer of Kid Fitness Common Shares. In exchange for all of the Kid Fitness Common Shares tendered pursuant to Section 3.1, OGTX shall issue [126,576,200] restricted shares of common stock of OGTX equal to 64% of the outstanding shares of common stock after the exchange of OGTX to the Kid Fitness Exchanging Shareholders (“KF Shares”) and immediately prior to the completion of the raising of a minimum of $7,000,000 and a maximum of $12,000,000 through the sale of OGTX common stock at a price to be determined (“Financing”). All the KF Shares shall be "restricted" in accordance with Rule 144 of the Securities Act of 1933, as amended (“Securities Act”). The transfer of stock referred to in this Section 3.2 shall be subject to the terms of a subscription agreement to be delivered at the Closing. The OGTX shares issued to the Exchanging Shareholders shall be duly authorized, fully paid and nonassessable and free and clear of all claims, liens or encumbrances.

  Section 3.3 Events Prior to Closing. Unless indicated otherwise, as soon as practicable after the execution hereof but in no event later than the Closing each of the following conditions must be satisfied:

(a) OGTX shall amend its articles of incorporation increasing the authorized number of shares of common stock from 150,000,000 to 500,000,000 and file all necessary documents, including filing an information statement with the United States Securities and Exchange Commission (“SEC”), and with the appropriate governmental and regulatory agencies.

(b) Within 90 days of execution of this Agreement, Kid Fitness shall provide audited financial statements for the 2 years ending on June 30, 2007. Such Financial Statements shall be prepared in accordance with generally accepted accounting principles and satisfy the requirements of the Securities Exchange Act of 1934 with respect to preparation and presentation. All expenses associated with such audited financial statements shall be borne by OGTX. Prior to the Closing, Kid Fitness shall provide any other information regarding Kid Fitness that shall be required to be included in the Form 8-K that is to be filed pursuant to Section 7.1 of this Agreement.

(d) Within 15 days of execution, Kid Fitness shall deliver all necessary due diligence materials for review by OGTX which would allow OGTX to undertake a comprehensive due diligence effort. Such materials shall include, but shall not be limited to: (i) organizational documents, (ii) material contracts, (iii) banking records and (iv) any materials necessary for the operation of Kid Fitness’s business (collectively, “Kid Fitness Due Diligence Materials”).

(e) Within 15 days of execution, OGTX shall deliver all necessary due diligence materials for review by Kid Fitness which would allow Kid Fitness to undertake a comprehensive due diligence effort, including, without limitation, the OGTX Contracts.

(f) Within 45 days of execution of this Agreement, OGTX shall provide a Private Placement Memorandum for Kid Fitness’s review and approval, the intent of which shall be to raise the funds related to the Financing (“PPM”).

(f) Management of Kid Fitness and OGTX shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced below.

Section 3.4 Closing. The closing ("Closing") of the transactions contemplated by this Agreement shall be no later than November 13, 2007 which is 90 days from the date of execution, unless such term is extended by written agreement of the parties hereto.

ARTICLE IV

SPECIAL COVENANTS

Section 4.1 Access to Properties and Records. It is acknowledged by each of OGTX and Kid Fitness, that, prior to the Closing, its officers and authorized representatives will be afforded full access to the other’s properties, books and records of Kid Fitness and OGTX as the case may be, so that each may have full opportunity to make such reasonable investigation as it desired to make of the affairs of the other and each shall furnish the other with such additional financial and operating data and other information as to the business and properties of Kid Fitness and OGTX as the case may be, as the other shall from time to time reasonably request.

Section 4.2 Availability of Regulation D. Each of the parties acknowledge that the common stock of OGTX to be issued pursuant to this Agreement will be "restricted securities," as that term is defined in the Securities Act of 1933, as amended. OGTX is under no obligation to register such shares under the Securities Act, or otherwise. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

Section 4.3 Special Covenants and Representations Regarding the OGTX Common Shares to be Issued in the Exchange. The consummation of this Agreement, including the issuance of the OGTX Common Shares to the Shareholders of Kid Fitness as contemplated hereby, constitutes the offer and sale of securities under the Securities Act of 1933, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statute which depends, inter alia, upon the circumstances under which the Kid Fitness Shareholders acquire such securities.

Section 4.4 Third Party Consents. Kid Fitness and OGTX agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

Section 4.5 Indemnification.

(a) Kid Fitness hereby agrees to indemnify OGTX and each of the officers, agents and directors of OGTX (the “OGTX Indemnified Party”) against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against and litigation, commenced or threatened or any claim whatsoever) (collectively, “Loss”), to which it or they may become subject to arising out of or based on any inaccuracy appearing in or misrepresentation made by Kid Fitness in this Agreement. The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement; and

(b) OGTX hereby agrees to indemnify Kid Fitness and each of the officers, agents, directors and Exchanging Shareholders of Kid Fitness (the “Kid Fitness Indemnified Party”) against any Loss to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made by OGTX in this Agreement. The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this Agreement.

(c) If any OGTX Indemnified Party or Kid Fitness Indemnified Party (an “Indemnified Party”) believes that it has suffered or incurred any Loss for which it is entitled to indemnification under this Section 4.5, such Indemnified Party shall so notify, in writing, the party or parties from whom indemnification is being claimed (the “Indemnifying Parties”) with reasonable promptness and reasonable particularity in light of the circumstances then existing and shall state that the Indemnifying Party is required to indemnify the Indemnified Party for Losses and, if possible, shall specify or estimate, as the case may be, the amount of Losses and the relevant details thereof to the extent available. If any action at law or suit in equity is instituted by or against a third party with respect to which any Indemnified Party intends to claim any Losses, such Indemnified Party shall promptly notify, in writing, the Indemnifying Parties of such action or suit. The failure of an Indemnified Party to give any notice required by this Section 4.5 shall not affect any of such party’s rights under this Section 4.5 except and to the extent that such failure is actually prejudicial to the rights or obligations of the Indemnified Party.

ARTICLE V

CONDITIONS PRECEDENT TO OBLIGATIONS OF OGTX

The obligations of OGTX under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

Section 5.1 Accuracy of Representations. The representations and warranties made by Kid Fitness in this Agreement shall be true and correct as of the date hereof and shall be true and correct as of the date of the Closing as if made at and as of the date of the Closing (except to the extent that such representations and warranties refer specifically to an earlier date, in which case, such representations and warranties shall have been true and correct as of such earlier date), and OGTX shall have received a certificate dated the date of the Closing signed on behalf of the President or Chief Executive Officer to such effect. and Kid Fitness shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Kid Fitness prior to or at the Closing.

Section 5.2 Shareholder Approval. All of the Shareholders of Kid Fitness shall have approved this Agreement and the transactions contemplated herein and shall have entered into a Subscription Agreement in form and substance satisfactory to the parties hereto.

Section 5.3 Non-Contravention of Laws. There shall not be in effect at the Closing any order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

Section 5.4 No Litigation.  No action, suit, or proceeding shall be pending or threatened before any court or governmental entity seeking to prevent the consummation of any of the transactions contemplated by this Agreement or to which would cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

Section 5.5 No Material Adverse Change. Prior to the Closing, there shall not have occurred any material adverse change in the condition (financial or otherwise), business, operations or prospects or nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the condition (financial or otherwise), business, operations or prospects of Kid Fitness.

Section 5.6 Audited Financial Statements. Kid Fitness shall have delivered the financial statements enumerated in Section 3.3(c).

Section 5.7 Due Diligence. The Kid Fitness Due Diligence Materials shall have been delivered to OGTX.

Section 5.8 Other Items. OGTX shall have received such further documents, certificates or instruments relating to the transactions contemplated hereby as OGTX may reasonably request, including those items enumerated in Sections 3.3(d) and (f).

Section 5.9 Schedules. At the Closing, Kid Fitness shall deliver Schedules, deliverable pursuant to Article II, in form and substance satisfactory to OGTX.

Section 5.10 Opinion. Kid Fitness shall have delivered to OGTX an opinion of Meyer, Suozzi, English & Klein, P.C., counsel to Kid Fitness, dated the date of the Closing, in form and substance satisfactory to OGTX.

Section 5.11 Financing. At the Closing, OGTX shall have completed the Financing upon terms and conditions satisfactory to Kid Fitness and the Exchanging Shareholders and, except as set forth in Section 6.12 below, the proceeds of such Financing shall be transferred to Kid Fitness’ at the Closing for use in the operation of the business of Kid Fitness following the Closing.

Section 5.12 Employment Agreements. At the Closing, Neville and Barrasso shall execute and deliver the Neville Employment Agreement and the Barrasso Employment Agreement in form and substance satisfactory to OGTX. In addition, OGTX and Seth Shaw shall execute and deliver the Shaw Employment Agreement in form and substance satisfactory to OGTX.

Section 5.13 Subscription Agreements. At the Closing, Neville and Barrasso shall execute and deliver Subscription Agreements in form and substance satisfactory to OGTX.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF KID FITNESS

The obligations of Kid Fitness and the Exchanging Stockholders under this Agreement are subject to the satisfaction, at or before the Closing (unless otherwise indicated herein), of the following conditions:

Section 6.1 Accuracy of Representations. The representations and warranties made by OGTX in this Agreement shall be true and correct as of the date hereof and shall be true and correct as of the date of the Closing as if made at and as of the date of the Closing (except to the extent that such representations an warranties refer specifically to an earlier date, in which case, such representations and warranties shall have been true and correct as of such earlier date), and Kid Fitness shall have received a certificate dated the date of the Closing signed on behalf of the President or Chief Executive Officer to such effect.

Section 6.2 Non-Contravention of Laws. There shall not be in effect at the Closing any order or law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

Section 6.3 No Litigation.  No action, suit, or proceeding shall be pending or threatened before any court or governmental entity seeking to prevent the consummation of any of the transactions contemplated by this Agreement or to which would cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

Section 6.4 No Material Adverse Change. Prior to the Closing, there shall not have occurred any material adverse change in the condition (financial or otherwise), business, operations or prospects or nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the condition (financial or otherwise), business, operations or prospects of OGTX.

Section 6.5 Shareholder Approval. The majority of outstanding shares of OGTX immediately prior to the transaction contemplated by this Agreement shall have voted in favor of this Agreement, all transactions related thereto and the Financing.

Section 6.6 Performance. OGTX shall have performed or complied with all obligations and covenants required by this Agreement to be performed and complied with by OGTX at or prior to the Closing, including, without limitation, obligations under Sections 3.3(a), (b), (e) and (f).

Section 6.7 Opinion. OGTX shall have delivered to Kid Fitness an opinion of Sanders, Ortoli, Vaughn-Flam, Rosenstadt, LLP counsel to OGTX, dated the date of the Closing, in form and substance satisfactory to Kid Fitness.

Section 6.8 Financing. At the Closing, OGTX shall have completed the Financing upon terms and conditions satisfactory to Kid Fitness and the Exchanging Shareholders and, except as set forth in Section 6.12 below, the proceeds of such Financing shall be transferred to Kid Fitness’ at the Closing for use in the operation of the business of Kid Fitness following the Closing.

Section 6.9 Due Diligence. Kid Fitness shall have completed and shall be fully satisfied in its sole discretion with the results of its review of, and its other due diligence investigations with respect to, OGTX.

Section 6.10 Tax Matters. At the Closing, Kid Fitness shall be satisfied that this exchange of shares qualifies as a tax free exchange under the Internal Revenue Code, as amended.

Section 6.11 Delivery of Promissory Notes. OGTX shall execute and deliver to each of Anthony Barrasso and Paul Neville a convertible promissory note in the principal amount of $250,000 in form and substance satisfactory to Anthony Barrasso and Paul Neville, respectively, each of which shall be payable within 12 months from the date of the Closing with interest at an annual rate of eight percent (8%) (the “Promissory Notes”).

Section 6.12 Payments at Closing. At the Closing, OGTX shall use the proceeds of the Financing to pay the $1,000,000 to Bank of New York in full satisfaction of a certain loan by Bank of New York to Kid Fitness and an amount equal to $750,000 to each of Paul Neville and Anthony Barrasso.

Section 6.13 Employment Agreements. At the Closing, OGTX shall execute and deliver the Neville Employment Agreement and the Barrasso Employment Agreement in form and substance satisfactory to Neville and Barrasso, respectively. In addition, OGTC and Seth Shaw shall execute and deliver the Shaw Employment Agreement in form and substance satisfactory to Kid Fitness.

Section 6.14 Subscription Agreements. At the Closing, OGTX shall execute and deliver Subscription Agreements for each Exchanging Shareholder in form and substance satisfactory to such Exchanging Shareholder.

Section 6.15 Schedules. At the Closing, OGTX shall deliver Schedules, deliverable pursuant to Article I, in form and substance satisfactory to Kid Fitness.

Section 6.16 Consents. All of the required third party consents shall have been obtained.

Section 6.17 Board of Directors. At the Closing, OGTX’s Board of Directors shall have appointed Paul Neville and Anthony Barrasso as members of the Board of Directors of OGTX, and together, they shall constitute two-thirds of the total number of directors on the Board of Directors of OGTX.

Section 6.18 Audited Financial Statements. Kid Fitness shall have delivered the financial statements enumerated in Section 3.3(c).

ARTICLE VII
TERMINATION

Section 7.1 Termination. This Agreement may be terminated prior to the Closing as follows:

(a)  at the election of Kid Fitness or OGTX if the Closing has not occurred by November 13, 2007;

(b)  at the election of Kid Fitness if OGTX has breached any representation, warranty, covenant or agreement contained herein, and OGTX has not cured such breach of representation, warranty, covenant or agreement within ten (10) days after OGTX shall have received written notice from Kid Fitness that it intends to exercise its right to terminate under this Section 7.1(b);

(c)  at the election of OGTX, if Kid Fitness has breached any representation, warranty, covenant or agreement contained herein in any material respect, and Kid Fitness has not cured such representation, warranty, covenant or agreement within ten (10) days after Kid Fitness or shall have received written notice from OGTX that it intends to exercise its right to terminate under this Section 7.1(c);

(d)  at the election of Kid Fitness, on the one hand, or OGTX, on the other hand, if any action shall have been instituted and be continuing by any governmental authority with proper authority to restrain, modify or prohibit the carrying out of the transactions contemplated by this Agreement, and such action shall not have been stayed or terminated within ten (10) days after the commencement of such action becomes known to Kid Fitness or OGTX, as the case may be;

(e)  at any time on or prior to the Closing Date, by mutual written consent of Kid Fitness and OGTX; and

(g)      if the Financing shall be presented to Kid Fitness and Kid Fitness shall reject the  Financing in its sole discretion.

(f)  If Kid Fitness or OGTX, as the case may be, elects to terminate this Agreement pursuant to this Section 7.1, the terminating party shall deliver a notice, in writing, to the other party hereto declaring its election to so terminate this Agreement in accordance with the provisions of this Section 7.1, and setting forth therein the basis for such termination. If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 7.2 hereof, provided, however, that neither Kid Fitness nor OGTX shall be entitled to terminate this Agreement if such party’s breach of this Agreement has prevented the satisfaction of a condition. Unless and until this Agreement has been terminated as set forth herein, neither party shall enter into any negotiations or agreement with respect to the subject matter hereof.

Section 7.2 Effect of Termination. If this Agreement is terminated, this Agreement shall become void and of no further force or effect, except for the provisions of Sections 9.11 (Expenses) and 9.17 (Public Announcements), this Article VII (Termination) and Article IX (Miscellaneous) hereof. In the event this Agreement is terminated, none of the parties hereto shall have any liability in respect of a termination of this Agreement, except as provided in this Section 7.2; provided, however, that if this Agreement is terminated by a party because of the breach of this Agreement by the other party or because one or more of the conditions to the terminating party’s obligations under this Agreement is not satisfied as a result of the other party’s failure to fully comply with its obligations under this Agreement, the terminating party’s rights to pursue all legal remedies will survive such termination unimpaired, including the right to recover from the breaching party all of the non-breaching party’s costs and expenses (including attorneys fees and expenses) relating to the transactions contemplated by this Agreement and this Agreement.

ARTICLE VIII

OBLIGATION OF CERTAIN PARTIES AFTER CLOSING

Section 8.1 Public Filings and Name Change. Within 4 business days of Closing, the post-Exchange OGTX shall prepare and file a current report on Form 8-K incorporating all of the required disclosure information therein. Further, as soon as practicable after Closing, the post-Exchange OGTX shall file with the State of Delaware an amendment to its articles of incorporation changing the name to “Kid Fitness, Inc.” or other similar name if that is not available.

ARTICLE IX

MISCELLANEOUS

Section 9.1 Brokers and Finders. There are no broker or finder’s fees due to any party from either OGTX or Kid Fitness.

Section 9.2 Law, Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York, United States of America. Jurisdiction is New York.

Section 9.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

If to OGTX:	Organetix, Inc.
Seth Shaw
President
c/o Sanders, Ortoli, Vaughn-Flam, Rosenstadt LLP
501 Madison Avenue - 14th Floor
New York, NY 10022
Tel: 212-588-0022
Fax: 212-826-9307

With a copy to:	William Rosenstadt, Esq.
Sanders, Ortoli, Vaughn-Flam, Rosenstadt LLP
501 Madison Avenue
New York, NY 10022
Tel: 212 588 0022
Fax: 212 826 9307

If to Kid Fitness:	Kid Fitness, Inc.
Paul Neville
Chief Executive Officer
Tel: 631 859 5023
Fax: 631 277 7659

With a copy to:	Barry R. Shapiro, Esq.
Meyer Suozzi English & Klein, P.C.
990 Stewart Avenue
Garden City, New York, 11530
Tel.: 516 741 6565
Fax: 516 741 6706

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have given as of the date so delivered, mailed or telegraphed.

Section 9.4 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

Section 9.5 Third Party Beneficiaries. This contract is solely among Kid Fitness, the Exchanging Stockholders and OGTX and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

Section 9.6 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement and the Operative Agreements fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

Section 9.7 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing and the consummation of the transactions herein contemplated for a period of 24 months, except for Sections 1.1, 1.2, 1.3, 1.14, 1.15, 2.1, 2.2, 2.3, 2.14 and 2.15 which shall survive indefinitely.

Section 9.8 Counterparts. This Agreements may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

Section 9.9  Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

Section 9.10 Incorporation of Recitals. All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

Section 9.11 Expenses. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof, except that the cost of preparing the audit contemplated by Section 3.3(b) and the legal fees of Kid Fitness and the Exchanging Shareholders up to $50,000 shall be borne by OGTX.

Section 9.12 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

Section 9.13 Benefit. This Agreement shall be binding upon and shall insure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

Section 9.14 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

Section 9.15 Failure of Conditions; Termination. In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions

Section 9.16 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against wither party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

Section 9.17 Public Announcements. Except as otherwise required by law, so long as this Agreement is in effect, OGTX and Kid Fitness will not, and will not permit any of their respective representatives to, issue or cause the publication of any press release or make any public announcement with respect to the transactions contemplated by this agreement without the consent of the other party, which consent shall not be unreasonably withheld. OGTX and Kid Fitness will cooperate with each other in the development and distribution of all press releases and other public announcements with respect to this Agreement and the transactions contemplated hereby, and will furnish the other with drafts of any such releases and announcements as far in advance as practicable.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

Organetix, Inc.

By:	/s/ Seth Shaw
Seth Shaw
President

Kidfitness Inc.

By:	Paul Neville
Paul Neville
President

Exchanging Stockholders

/s/ Paul Neville
Paul Neville

/s/ Anthony Barrasso
Anthony Barrasso

/s/ John J. Halleron, III
John J. Halleron, III

John J. Halleron, III and
Rebecca Halleron, as Trustees
u/w/o John J. Halleron, Jr.

By:
Name:
Title:

Terrace Holding LLC

By
Name:
Title:

/s/ Raymond M. Loew
Raymond M. Loew

/s/ Patsy Barrasso
Patsy Barrasso

/s/ Fenton Maxwell
Fenton Maxwell

/s/ Nicholas Saliani
Nicholas Saliani

MBGLM Corp.

By:
Name:
Title:

Schedule A
Exchanging Stockholders

Schedule 1.9
OGTX Contracts

Schedule 1.17
OGTX Insurance

Schedule 2.1
Kid Fitness Articles of Incorporation, Bylaws and Amendments (as applicable)

Schedule 2.7
Litigation

[McAteer matter] See attached correspondence.

Schedule 2.4
Liabilities

Schedule 2.9
Kid Fitness Contracts

Section 2.17
Kid Fitness Insurance